Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE	Friday, October 15, 2010

Gannett Co., Inc. Reports Third Quarter Results
Reported Earnings per Diluted Share of $0.42
Non-GAAP Earnings per Diluted Share of $0.52
Total Constant Currency Operating Revenues Climb 1%
TV Advertising Revenues up 26%; Digital Revenues up 10%
Non-GAAP Adjusted Net Income Increases 21% to $125 million
McLEAN, VA – Gannett Co., Inc. (NYSE: GCI) reported today that earnings per diluted share from continuing operations, on a GAAP (generally accepted accounting principles) basis for the third quarter of 2010 were $0.42 compared to $0.31 for the third quarter of 2009. Results for both quarters included special items as noted below. Earnings per share excluding special items for the third quarter were $0.52 versus $0.43 last year on the same basis.
Results for the third quarter of 2010 include $23.0 million of non-cash charges associated with facility consolidations and intangible asset impairments ($18.2 million after-tax or $0.08 per share) and $8.1 million in costs due to workforce restructuring ($5.1 million after-tax or $0.02 per share).
Results for the third quarter of 2009 include $44.7 million of non-cash charges associated primarily with facility consolidations and asset impairments ($28.9 million after-tax or $0.12 per share) and $2.3 million in costs covering workforce restructuring ($1.4 million after-tax or $0.01 per share).
As previously reported, the company completed the sale of The Honolulu Advertiser and its related assets as well as a small directory publishing operation in Michigan during the second quarter of 2010. Results for the third quarter and year-to-date periods exclude operating results from these former properties which have been reclassified to discontinued operations. Revenue associated with these assets totaled $24.4 million in 2009’s third quarter. In the fourth quarter of 2009, revenues from these assets totaled approximately $30 million.
Details of these special items and their effect on results are included on the Statements of Income, Business Segment Information and Non-GAAP Financial Information schedules which follow.
“We closed the revenue gap this quarter with sequential improvement in publishing revenues as well as substantially higher broadcasting and digital revenues despite increased economic uncertainty. We achieved significantly higher profitability and operating cash flow as a result of our revenue performance and lower operating expenses driven by continued cost control efforts. Reflecting our strong footprint and ratings, our television business achieved substantial revenue growth both in its core business and in political ad spending. Digital segment revenues were propelled by strong growth at PointRoll and CareerBuilder. Our publishing segment saw continued sequential improvement in both year-over-year comparisons as well as two-year comparisons,” said Craig A. Dubow, chairman and chief executive officer. “We continue to see positive results from several strategic initiatives. We also successfully completed $500 million of bond financings and the extension of our revolving credit facilities. These were important milestones and provide the company with significant flexibility to continue to invest in our future growth.”
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CONTINUING OPERATIONS
Net income attributable to Gannett, adjusted for special items, totaled $124.7 million in the third quarter, a 20.8 percent increase from $103.2 million in the third quarter of 2009. Operating cash flow (defined as non-GAAP operating income plus depreciation and amortization) was $283.6 million compared to $256.0 million in the third quarter last year.
Reported operating revenues in the third quarter were $1.31 billion, unchanged from the third quarter a year ago. The exchange rate had an impact on year-over-year comparisons. Adjusted for currency, total operating revenues in the third quarter were almost 1 percent higher than the third quarter last year. Revenue comparisons on the same basis improved sequentially relative to the second quarter of this year and also on a two year comparison basis.
Reported operating expenses totaled $1.1 billion compared to $1.2 billion in the third quarter last year. Excluding special items in both quarters, operating expenses declined 3.1 percent or $34.0 million. Company-wide cost control and efficiency efforts and lower newsprint expense drove the decline.
Average diluted shares outstanding in the third quarter of 2010 totaled 241,865,000.
PUBLISHING
Publishing segment reported operating income totaled $130.9 million. Operating income excluding special items was $140.4 million compared to $135.3 million in the third quarter last year reflecting moderating revenue declines relative to last year’s third quarter as well as the impact of cost control efforts and lower newsprint expense. Publishing segment operating cash flow on the same basis totaled $173.3 million.
Publishing segment operating revenues in the third quarter declined 4.8 percent to $969.4 million from $1.0 billion in last year’s third quarter. On a constant currency basis, publishing segment operating revenues would have been 3.9 percent lower. Reported advertising revenues in the quarter totaled $646.7 million, a decline of 5.1 percent compared to the same period a year ago. Advertising revenues were 3.8 percent lower on a constant currency basis as advertising revenues in the U.S. were 3.2 percent lower and declined 7.1 percent in pounds, at Newsquest. The decline in total advertising on a constant currency basis was better than both the second quarter year over year and two-year comparison. On the same constant currency basis, retail and classified advertising were slightly better while national improved 5 percentage points relative to second quarter comparisons.
Ad revenue percentage changes on a constant currency basis for the retail, national and classified categories for the publishing segment as well as for domestic publishing and Newsquest for the quarter were as follows:
Third Quarter 2010 Year-over-Year Comparisons

			Total Publishing
	U.S. Publishing	Newsquest	Segment
	(including USA TODAY)	(in pounds)	(constant currency)
Retail	(6.0%)	(4.7%)	(5.9%)
National	3.3%	(9.4%)	2.4%
Classified	(2.1%)	(8.1%)	(3.7%)

	(3.2%)	(7.1%)	(3.8%)
Classified revenue declines lessened in the quarter led by sequential comparison improvement on both a one year and two year basis in the U.S.
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On a constant currency basis, the percentage changes in the classified categories in total publishing, domestic publishing and Newsquest for the third quarter of 2010 were as follows:
Third Quarter 2010 Year-over-Year Comparisons

			Total Publishing
	U.S.	Newsquest	Segment
	Publishing	(in pounds)	(constant currency)
Automotive	10.0%	(7.1%)	6.9%
Employment	8.9%	(17.9%)	(1.6%)
Real Estate	(16.0%)	4.4%	(10.0%)
Legal	(8.6%)	—	(8.6%)
Other	(6.9%)	(7.7%)	(7.2%)

	(2.1%)	(8.1%)	(3.7%)
National advertising was 1.9 percent higher in the quarter. Stronger national advertising in U.S. Community Publishing as well as at USA TODAY drove the increase. Several of USA TODAY’s important print categories, particularly automotive, grew significantly in the quarter while advocacy, restaurants, pharmaceutical, packaged goods and other categories lagged last year. USA TODAY’s paid advertising pages totaled 495 compared with 493 in the third quarter last year.
Digital revenues in U.S. Community Publishing were up 10.2 percent in the quarter due to gains in virtually all categories of advertising. USA TODAY digital advertising increased 35.1 percent reflecting significantly higher national advertising.
Reported operating expenses in the third quarter were 8.5 percent lower and totaled $838.5 million. Operating expenses, excluding special items, were down 6.1 percent. The lower level of expenses reflects the impact of continuing efficiency efforts and lower newsprint costs. Newsprint expense in the third quarter was 11.6 percent lower due to a mid-single digit percentage decrease in both consumption and usage prices. Fourth quarter newsprint usage prices will be higher than a year ago but consumption is expected to be lower.
BROADCASTING
Broadcasting operating income was $66.6 million. Operating income adjusted for special items was $75.3 million, an increase of 49.3 percent compared to $50.4 million in the third quarter last year reflecting a significant increase in revenue growth offset, in part, by an 8.9 percent increase in operating expenses. Operating cash flow on the same basis increased 41.7 percent compared to the same quarter a year ago and totaled $83.2 million.
Broadcasting revenues (which include Captivate) increased 22.3 percent and totaled $185.3 million compared to $151.5 million last year. The revenue increase reflects strong core advertising results and substantially higher political spending. Reported operating expenses were $118.7 million. Operating expenses for the broadcasting segment, excluding special items, totaled $110.0 million in the quarter compared to $101.0 million in the third quarter last year. The increase reflects higher sales commissions offset in part by continuing efficiency efforts.
Television revenues were $179.6 million compared to $145.2 million in the third quarter last year reflecting a $16.3 million increase in election and issue related spending and a significant increase in core advertising across almost all categories, particularly auto. Political ad spending totaled $36.3 million year-to-date and is in line with the presidential election year spending in 2008 and ahead of spending in the last non-presidential election year of 2006.
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Based on current trends, we expect the percentage increase in television advertising revenues to be in the mid to high twenties for the fourth quarter of 2010 compared to the fourth quarter of 2009. However, the pace of political spending in the fourth quarter may be volatile depending on state-by-state races.
DIGITAL
The digital segment includes results for CareerBuilder, PointRoll, ShopLocal, Planet Discover, Schedule Star and Ripple6.
Digital operating revenues totaled $157.7 million compared to $143.0 million in the third quarter last year. The 10.3 percent increase reflects very high single-digit revenue growth at CareerBuilder as well as double-digit revenue growth at PointRoll. Digital operating expenses totaled $141.9 million. Excluding special items, operating expenses were $129.0 million in the quarter. As a result, segment operating income excluding special items was up 16.4 percent.
Company-wide digital revenues, which include the Digital Segment and all digital revenues generated by the other business segments, were $255.7 million or 9.9 percent higher compared to the third quarter in 2009. Company-wide digital revenues were over 19 percent of total operating revenues.
NON-OPERATING ITEMS
The company’s equity earnings include its share of operating results from unconsolidated investees including the California Newspapers Partnership, Texas-New Mexico Newspapers Partnership, Tucson newspaper partnership and other online/digital businesses including Classified Ventures.
The $7.4 million reported increase in equity income in unconsolidated investees reflects primarily the absence of a $5.4 million non-cash impairment of an investment in the third quarter last year. Excluding special items in the third quarter last year, equity income would have increased $2.0 million reflecting better results at certain newspaper partnerships.
Interest expense was $41.0 million compared to $38.1 million in the third quarter last year. The increase reflects higher average interest rates offset partially by a lower average debt balance. Debt was reduced by more than $210 million during the quarter. On September 27, 2010, subsequent to the close of the quarter, the company completed the private placement of unsecured senior notes totaling $500 million in two tranches: $250 million with a coupon of 6.375 percent due 2015 and $250 million with a coupon of 7.125 percent due 2018. On September, 30, 2010, the company amended its revolving credit agreements and extended the maturity date from March 15, 2012 to September 30, 2014. Total commitments under the amended revolving credit agreements are $1.63 billion through March 15, 2012 and total extended commitments from March 15, 2012 to September 30, 2014 will be $1.14 billion.
At the end of the quarter, Gannett had more than 100 domestic publishing web sites, including USATODAY.com, one of the most popular newspaper sites on the web. The company also had web sites in all of its 19 television markets. In September, Gannett’s consolidated domestic Internet audience share was 48.7 million unique visitors reaching 22.9 percent of the Internet audience, according to Comscore Media Metrix. Newsquest is also an Internet leader in the UK where its network of web sites attracted over 75 million monthly page impressions from approximately 8.8 million unique users. CareerBuilder’s unique visitors in September totaled 22.3 million.
* * * *

All references in this release to “pro forma” or “comparable” results and “operating cash flow” are to non-GAAP financial measures. Management believes that use of these measures allow investors and management to measure, analyze and compare the company’s results in a more meaningful and consistent manner. A reconciliation of the non-GAAP operating cash flow amounts to the company’s consolidated statements of income is attached.
As previously announced, the company will hold an earnings conference call at 10:00 a.m. ET today. The call can be accessed via a live Webcast through the Investor Relations section of the company’s Web site, www.gannett.com, or listen-only conference lines. U.S. callers should dial 1-888-569-5033 and international callers should dial 719-457-2637 at least 10 minutes prior to the scheduled start of the call. The confirmation code for the conference call is 1510704. To access the replay, dial 1-888-203-1112 in the U.S. International callers should use the number 719-457-0820. The confirmation code for the replay is 1510704. Materials related to the call will be available through the Investor Relations section of the company’s Web site Friday morning.
Gannett Co., Inc. (NYSE: GCI) is an international news and information company operating on multiple platforms including the Internet, mobile, newspapers, magazines and TV stations. Gannett is an Internet leader with hundreds of newspaper and TV web sites; CareerBuilder.com, the nation’s top employment site; USATODAY.com; and more than 80 local MomsLikeMe.com sites. Gannett publishes 82 daily U.S. newspapers, including USA TODAY, the nation’s largest-selling daily newspaper, and more than 600 magazines and other non-dailies including USA WEEKEND. Gannett also operates 23 television stations in 19 U.S. markets. Gannett subsidiary Newsquest is one of the UK’s leading regional community news providers, with 17 daily paid-for titles, more than 200 weekly newspapers, magazines and trade publications, and a network of web sites.
Certain statements in this press release may be forward looking in nature or “forward looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The forward looking statements contained in this press release are subject to a number of risks, trends and uncertainties that could cause actual performance to differ materially from these forward looking statements. A number of those risks, trends and uncertainties are discussed in the company’s SEC reports, including the company’s annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward looking statements in this press release should be evaluated in light of these important risk factors.
Gannett is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this press release by wire services, Internet service providers or other media.

For investor inquiries, contact:	For media inquiries, contact:
Jeffrey Heinz	Robin Pence
Director, Investor Relations	Vice President of Corporate Communications
703-854-6917	703-854-6049
jheinz@gannett.com	rpence@gannett.com
# # #

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (prepared in accordance with GAAP)
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

	Thirteen weeks	Thirteen weeks
	ended	ended	% Inc
	Sept. 26, 2010	Sept. 27, 2009	(Dec)
Net Operating Revenues:
Publishing advertising	$646,720	$681,415	(5.1)
Publishing circulation	264,627	278,701	(5.0)
Digital	157,669	142,955	10.3
Broadcasting	185,297	151,458	22.3
All other	58,022	57,607	0.7

Total	1,312,335	1,312,136	0.0

Operating Expenses:
Cost of sales and operating expenses, exclusive of depreciation	747,416	779,250	(4.1)
Selling, general and administrative expenses, exclusive of depreciation	289,443	279,177	3.7
Depreciation	44,479	50,382	(11.7)
Amortization of intangible assets	7,664	8,378	(8.5)
Facility consolidation and asset impairment charges	23,045	39,248	(41.3)

Total	1,112,047	1,156,435	(3.8)

Operating income	200,288	155,701	28.6

Non-operating (expense) income:
Equity income (loss) in unconsolidated investees, net	7,041	(373)	***
Interest expense	(41,015)	(38,064)	7.8
Other non-operating items	2,374	3,570	(33.5)

Total	(31,600)	(34,867)	(9.4)

Income before income taxes	168,688	120,834	39.6
Provision for income taxes	55,000	36,407	51.1

Income from continuing operations	113,688	84,427	34.7
Income from the operation of discontinued operations, net of tax	—	766	***

Net income	113,688	85,193	33.4
Net income attributable to noncontrolling interest	(12,279)	(11,441)	7.3

Net income attributable to Gannett Co., Inc.	$101,409	$73,752	37.5

Income from continuing operations attributable to Gannett Co., Inc.	$101,409	$72,986	38.9
Income from the operation of discontinued operations, net of tax	—	766	***

Net income attributable to Gannett Co., Inc.	$101,409	$73,752	37.5

Earnings from continuing operations per share — basic	$0.43	$0.31	38.7
Earnings from discontinued operations
Discontinued operations per share — basic	—	—	***

Net income per share — basic	$0.43	$0.31	38.7

Earnings from continuing operations per share — diluted	$0.42	$0.31	35.5
Earnings from discontinued operations
Discontinued operations per share — diluted	—	—	***

Net income per share — diluted	$0.42	$0.31	35.5

Dividends per share	$0.04	$0.04	—

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (prepared in accordance with GAAP)
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

	Thirty-nine	Thirty-nine
	weeks ended	weeks ended	% Inc
	Sept. 26, 2010	Sept. 27, 2009	(Dec)
Net Operating Revenues:
Publishing advertising	$1,988,227	$2,120,474	(6.2)
Publishing circulation	813,713	859,891	(5.4)
Digital	452,411	428,469	5.6
Broadcasting	536,801	447,914	19.8
All other	185,911	197,117	(5.7)

Total	3,977,063	4,053,865	(1.9)

Operating Expenses:
Cost of sales and operating expenses, exclusive of depreciation	2,225,014	2,446,662	(9.1)
Selling, general and administrative expenses, exclusive of depreciation	877,267	871,244	0.7
Depreciation	138,104	158,736	(13.0)
Amortization of intangible assets	23,706	24,775	(4.3)
Facility consolidation and asset impairment charges	23,045	86,639	(73.4)

Total	3,287,136	3,588,056	(8.4)

Operating income	689,927	465,809	48.1

Non-operating (expense) income:
Equity income (loss) in unconsolidated investees, net	15,077	(223)	***
Interest expense	(126,678)	(130,946)	(3.3)
Other non-operating items	(1,083)	22,609	***

Total	(112,684)	(108,560)	3.8

Income before income taxes	577,243	357,249	61.6
Provision for income taxes	159,213	116,035	37.2

Income from continuing operations	418,030	241,214	73.3
(Loss) income from the operation of discontinued operations, net of tax	(322)	35	***
Gain on disposal of publishing businesses, net of tax	21,195	—	***

Net income	438,903	241,249	81.9
Net income attributable to noncontrolling interest	(24,837)	(19,581)	26.8

Net income attributable to Gannett Co., Inc.	$414,066	$221,668	86.8

Income from continuing operations attributable to Gannett Co., Inc.	$393,193	$221,633	77.4
(Loss) income from the operation of discontinued operations, net of tax	(322)	35	***
Gain on disposal of publishing businesses, net of tax	21,195	—	***

Net income attributable to Gannett Co., Inc.	$414,066	$221,668	86.8

Earnings from continuing operations per share — basic	$1.65	$0.95	73.7
Earnings from discontinued operations
Discontinued operations per share — basic	—	—	***
Gain on disposal of publishing businesses per share — basic	0.09	—	***

Net income per share — basic	$1.74	$0.95	83.2

Earnings from continuing operations per share — diluted	$1.63	$0.94	73.4
Earnings from discontinued operations
Discontinued operations per share — diluted	—	—	***
Gain on disposal of publishing businesses per share — diluted	0.09	—	***

Net income per share — diluted	$1.72	$0.94	83.0

Dividends per share	$0.12	$0.12	—

BUSINESS SEGMENT INFORMATION (prepared in accordance with GAAP)
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

	Thirteen weeks ended	Thirteen weeks ended	% Inc
	September 26, 2010	September 27, 2009	(Dec)
Net Operating Revenues:
Publishing	$969,369	$1,017,723	(4.8)

Digital	157,669	142,955	10.3

Broadcasting	185,297	151,458	22.3

Total	$1,312,335	$1,312,136	0.0

Operating Income (net of depreciation, amortization and facility consolidation and asset impairment charges):
Publishing	$130,886	$101,208	29.3
Digital	15,728	24,646	(36.2)
Broadcasting	66,606	43,026	54.8
Corporate	(12,932)	(13,179)	(1.9)

Total	$200,288	$155,701	28.6

Depreciation, amortization and facility consolidation and asset impairment charges:
Publishing	$35,137	$69,967	(49.8)
Digital	19,883	8,604	***
Broadcasting	16,228	15,475	4.9
Corporate	3,940	3,962	(0.6)

Total	$75,188	$98,008	(23.3)

Operating Cash Flow:
Publishing	$166,023	$171,175	(3.0)
Digital	35,611	33,250	7.1
Broadcasting	82,834	58,501	41.6
Corporate	(8,992)	(9,217)	(2.4)

Total	$275,476	$253,709	8.6

Operating Cash Flow represents operating income for each of the company’s business segments plus related depreciation, amortization and facility consolidation and asset impairment charges. See attachment for reconciliation of amounts to the Condensed Consolidated Statements of Income.

BUSINESS SEGMENT INFORMATION (prepared in accordance with GAAP)
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars

	Thirty-nine weeks ended	Thirty-nine weeks ended	% Inc
	September 26, 2010	September 27, 2009	(Dec)
Net Operating Revenues:
Publishing	$2,987,851	$3,177,482	(6.0)
Digital	452,411	428,469	5.6
Broadcasting	536,801	447,914	19.8

Total	$3,977,063	$4,053,865	(1.9)

Operating Income (net of depreciation, amortization and facility consolidation and asset impairment charges):
Publishing	$475,649	$327,977	45.0
Digital	46,571	41,852	11.3
Broadcasting	213,488	137,405	55.4
Corporate	(45,781)	(41,425)	10.5

Total	$689,927	$465,809	48.1

Depreciation, amortization and facility consolidation and asset impairment charges:
Publishing	$104,416	$197,806	(47.2)
Digital	35,924	26,534	35.4
Broadcasting	32,580	33,745	(3.5)
Corporate	11,935	12,065	(1.1)

Total	$184,855	$270,150	(31.6)

Operating Cash Flow:
Publishing	$580,065	$525,783	10.3
Digital	82,495	68,386	20.6
Broadcasting	246,068	171,150	43.8
Corporate	(33,846)	(29,360)	15.3

Total	$874,782	$735,959	18.9

Operating Cash Flow represents operating income for each of the company’s business segments plus related depreciation, amortization and facility consolidation and asset impairment charges. See attachment for reconciliation of amounts to the Condensed Consolidated Statements of Income.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (NON-GAAP)
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)
Results prepared in accordance with GAAP include special items. These special items are more fully detailed in the Non-GAAP Financial Information section. The tables below present comparisons of the Condensed Statements of Income excluding these items.

	Thirteen weeks	Thirteen weeks
	ended	ended	% Inc
	Sept. 26, 2010	Sept. 27, 2009	(Dec)
Net Operating Revenues:
Publishing advertising	$646,720	$681,415	(5.1)
Publishing circulation	264,627	278,701	(5.0)
Digital	157,669	142,955	10.3
Broadcasting	185,297	151,458	22.3
All other	58,022	57,607	0.7

Total	1,312,335	1,312,136	0.0

Operating Expenses:
Cost of sales and operating expenses, exclusive of depreciation	740,269	777,360	(4.8)
Selling, general and administrative expenses, exclusive of depreciation	288,502	278,801	3.5
Depreciation	44,479	50,382	(11.7)
Amortization of intangible assets	7,664	8,378	(8.5)

Total	1,080,914	1,114,921	(3.1)

Operating income	231,421	197,215	17.3

Non-operating (expense) income:
Equity income in unconsolidated investees, net	7,041	5,065	39.0
Interest expense	(41,015)	(38,064)	7.8
Other non-operating items	2,374	3,570	(33.5)

Total	(31,600)	(29,429)	7.4

Income before income taxes	199,821	167,786	19.1
Provision for income taxes	62,800	53,100	18.3

Net income	137,021	114,686	19.5
Net income attributable to noncontrolling interest	(12,279)	(11,441)	7.3

Net income attributable to Gannett Co., Inc.	$124,742	$103,245	20.8

Net income per share — basic	$0.52	$0.44	18.2

Net income per share — diluted	$0.52	$0.43	20.9

Dividends per share	$0.04	$0.04	—

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (NON-GAAP)
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)
Results prepared in accordance with GAAP include special items. These special items are more fully detailed in the Non-GAAP Financial Information section. The tables below present comparisons of the Condensed Statements of Income excluding these items.

	Thirty-nine	Thirty-nine
	weeks ended	weeks ended	% Inc
	Sept. 26, 2010	Sept. 27, 2009	(Dec)
Net Operating Revenues:
Publishing advertising	$1,988,227	$2,120,474	(6.2)
Publishing circulation	813,713	859,891	(5.4)
Digital	452,411	428,469	5.6
Broadcasting	536,801	447,914	19.8
All other	185,911	197,117	(5.7)

Total	3,977,063	4,053,865	(1.9)

Operating Expenses:
Cost of sales and operating expenses, exclusive of depreciation	2,217,867	2,465,612	(10.0)
Selling, general and administrative expenses, exclusive of depreciation	876,326	867,219	1.1
Depreciation	138,104	158,736	(13.0)
Amortization of intangible assets	23,706	24,775	(4.3)

Total	3,256,003	3,516,342	(7.4)

Operating income	721,060	537,523	34.1

Non-operating (expense) income:
Equity income in unconsolidated investees, net	15,077	5,215	***
Interest expense	(126,678)	(130,946)	(3.3)
Other non-operating items	(1,083)	7,898	***

Total	(112,684)	(117,833)	(4.4)

Income before income taxes	608,376	419,690	45.0
Provision for income taxes	193,513	130,943	47.8

Net income	414,863	288,747	43.7
Net income attributable to noncontrolling interest	(24,837)	(19,581)	26.8

Net income attributable to Gannett Co., Inc.	$390,026	$269,166	44.9

Net income per share — basic	$1.64	$1.16	41.4

Net income per share — diluted	$1.62	$1.15	40.9

Dividends per share	$0.12	$0.12	—

BUSINESS SEGMENT INFORMATION (NON-GAAP)
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars
Results prepared in accordance with GAAP include special items. These special items are more fully detailed in the Non-GAAP Financial Information section. The tables below present comparisons of certain business segment results excluding these items.

	Thirteen weeks ended	Thirteen weeks ended	% Inc
	September 26, 2010	September 27, 2009	(Dec)
Net Operating Revenues:
Publishing	$969,369	$1,017,723	(4.8)
Digital	157,669	142,955	10.3
Broadcasting	185,297	151,458	22.3

Total	$1,312,335	$1,312,136	0.0

Operating Income (net of depreciation and amortization):
Publishing	$140,363	$135,315	3.7
Digital	28,683	24,646	16.4
Broadcasting	75,307	50,433	49.3
Corporate	(12,932)	(13,179)	(1.9)

Total	$231,421	$197,215	17.3

Depreciation and amortization:
Publishing	$32,949	$37,884	(13.0)
Digital	7,348	8,604	(14.6)
Broadcasting	7,906	8,310	(4.9)
Corporate	3,940	3,962	(0.6)

Total	$52,143	$58,760	(11.3)

Operating Cash Flow:
Publishing	$173,312	$173,199	0.1
Digital	36,031	33,250	8.4
Broadcasting	83,213	58,743	41.7
Corporate	(8,992)	(9,217)	(2.4)

Total	$283,564	$255,975	10.8

Operating Cash Flow represents operating income for each of the company’s business segments plus related depreciation and amortization. See attachment for reconciliation of amounts to the Condensed Consolidated Statements of Income.

BUSINESS SEGMENT INFORMATION (NON-GAAP)
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars
Results prepared in accordance with GAAP include special items. These special items are more fully detailed in the Non-GAAP Financial Information section. The tables below present comparisons of certain business segment results excluding these items.

	Thirty-nine weeks ended	Thirty-nine weeks ended	% Inc
	September 26, 2010	September 27, 2009	(Dec)
Net Operating Revenues:
Publishing	$2,987,851	$3,177,482	(6.0)
Digital	452,411	428,469	5.6
Broadcasting	536,801	447,914	19.8

Total	$3,977,063	$4,053,865	(1.9)

Operating Income (net of depreciation and amortization):
Publishing	$485,126	$390,182	24.3
Digital	59,526	41,852	42.2
Broadcasting	222,189	146,914	51.2
Corporate	(45,781)	(41,425)	10.5

Total	$721,060	$537,523	34.1

Depreciation and amortization:
Publishing	$102,228	$119,439	(14.4)
Digital	23,389	26,534	(11.9)
Broadcasting	24,258	25,473	(4.8)
Corporate	11,935	12,065	(1.1)

Total	$161,810	$183,511	(11.8)

Operating Cash Flow:
Publishing	$587,354	$509,621	15.3
Digital	82,915	68,386	21.2
Broadcasting	246,447	172,387	43.0
Corporate	(33,846)	(29,360)	15.3

Total	$882,870	$721,034	22.4

Operating Cash Flow represents operating income for each of the company’s business segments plus related depreciation and amortization. See attachment for reconciliation of amounts to the Condensed Consolidated Statements of Income.

NON-GAAP FINANCIAL INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)
In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”) included in this press release, the company has provided information regarding certain income statement items excluding special items.  Management believes results excluding these special items better reflect the ongoing performance of the company and enables management and investors to meaningfully trend, analyze and benchmark the performance of the company’s operations.  These measures are also more comparable to financial measures reported by our competitors. Results excluding these special items should not be considered a substitute for these computations calculated in accordance with GAAP.
The tables below reconcile these measures prepared in accordance with GAAP to these measures excluding special items:

	Thirteen weeks	Thirteen weeks	Thirty-nine weeks	Thirty-nine weeks
	ended	ended	ended	ended
	Sept 26, 2010	Sept 27, 2009	Sept 26, 2010	Sept 27, 2009
Cost of sales and operating expenses, exclusive of depreciation as reported (GAAP basis)	$747,416	$779,250	$2,225,014	$2,446,662
Workforce restructuring and related expenses	(7,147)	(1,890)	(7,147)	(20,885)
Pension gain	—	—	—	39,835

Cost of sales and operating expenses, exclusive of depreciation (Non-GAAP basis)	$740,269	$777,360	$2,217,867	$2,465,612

Selling, general and administrative expenses, exclusive of depreciation as reported (GAAP basis)	$289,443	$279,177	$877,267	$871,244
Workforce restructuring and related expenses	(941)	(376)	(941)	(4,025)

Selling, general and administrative expenses, exclusive of depreciation (Non-GAAP basis)	$288,502	$278,801	$876,326	$867,219

Operating income as reported (GAAP basis)	$200,288	$155,701	$689,927	$465,809
Workforce restructuring and related expenses	8,088	2,266	8,088	24,910
Facility consolidation and asset impairment charges	23,045	39,248	23,045	86,639
Pension gain	—	—	—	(39,835)

Operating income (Non-GAAP basis)	$231,421	$197,215	$721,060	$537,523

Equity income (loss) in unconsolidated investees, net as reported (GAAP basis)	$7,041	$(373)	$15,077	$(223)
Impairment of equity method investment	—	5,438	—	5,438

Equity income in unconsolidated investees, net (Non-GAAP basis)	$7,041	$5,065	$15,077	$5,215

Other non-operating items as reported (GAAP basis)	$2,374	$3,570	$(1,083)	$22,609
Debt exchange gain	—	—	—	(42,746)
Impairment of publishing assets sold	—	—	—	28,035

Other non-operating items (Non-GAAP basis)	$2,374	$3,570	$(1,083)	$7,898

Non-operating (expense) income as reported (GAAP basis)	$(31,600)	$(34,867)	$(112,684)	$(108,560)
Impairment of equity method investment	—	5,438	—	5,438
Debt exchange gain	—	—	—	(42,746)
Impairment of publishing assets sold	—	—	—	28,035

Non-operating (expense) income (Non-GAAP basis)	$(31,600)	$(29,429)	$(112,684)	$(117,833)

Income before income taxes as reported (GAAP basis)	$168,688	$120,834	$577,243	$357,249
Workforce restructuring and related expenses	8,088	2,266	8,088	24,910
Facility consolidation and asset impairment charges	23,045	39,248	23,045	86,639
Pension gain	—	—	—	(39,835)
Impairment of equity method investment	—	5,438	—	5,438
Debt exchange gain	—	—	—	(42,746)
Impairment of publishing assets sold	—	—	—	28,035

Income before income taxes (Non-GAAP basis)	$199,821	$167,786	$608,376	$419,690

Provision for income taxes as reported (GAAP basis)	$55,000	$36,407	$159,213	$116,035
Change in tax status of Medicare subsidy	—	—	(2,200)	—
Prior year tax reserve adjustments, net	—	—	28,700	—
Workforce restructuring and related expenses	3,000	863	3,000	9,211
Facility consolidation and asset impairment charges	4,800	14,830	4,800	32,588
Pension gain	—	—	—	(15,100)
Impairment of equity method investment	—	1,000	—	1,000
Debt exchange gain	—	—	—	(16,671)
Impairment of publishing assets sold	—	—	—	3,880

Provision for income taxes (Non-GAAP basis)	$62,800	$53,100	$193,513	$130,943

	Thirteen weeks		Thirteen weeks	Thirty-nine weeks	Thirty-nine weeks
	ended		ended	ended	ended
	Sept 26, 2010		Sept 27, 2009	Sept 26, 2010	Sept 27, 2009

Net income as reported (GAAP basis)	$113,688		$85,193	$438,903	$241,249
Discontinued operations	—		(766)	(20,873)	(35)
Change in tax status of Medicare subsidy	—		—	2,200	—
Prior year tax reserve adjustments, net	—		—	(28,700)	—
Workforce restructuring and related expenses	5,088		1,403	5,088	15,699
Facility consolidation and asset impairment charges	18,245		24,418	18,245	54,051
Pension gain	—		—	—	(24,735)
Impairment of equity method investment	—		4,438	—	4,438
Debt exchange gain	—		—	—	(26,075)
Impairment of publishing assets sold	—		—	—	24,155

Net income (Non-GAAP basis)	$137,021		$114,686	$414,863	$288,747

Net income attributable to Gannett Co., Inc. as reported (GAAP basis)	$101,409		$73,752	$414,066	$221,668
Discontinued operations	—		(766)	(20,873)	(35)
Change in tax status of Medicare subsidy	—		—	2,200	—
Prior year tax reserve adjustments, net	—		—	(28,700)	—
Workforce restructuring and related expenses	5,088		1,403	5,088	15,699
Facility consolidation and asset impairment charges	18,245		24,418	18,245	54,051
Pension gain	—		—	—	(24,735)
Impairment of equity method investment	—		4,438	—	4,438
Debt exchange gain	—		—	—	(26,075)
Impairment of publishing assets sold	—		—	—	24,155

Net income attributable to Gannett Co., Inc. (Non-GAAP basis)	$124,742		$103,245	$390,026	$269,166

Basic earnings per share:
Earnings per share (GAAP basis)	$0.43		$0.31	$1.74	$0.95
Discontinued operations	—		—	(0.09)	—
Change in tax status of Medicare subsidy	—		—	0.01	—
Prior year tax reserve adjustments, net	—		—	(0.12)	—
Workforce restructuring and related expenses	0.02		0.01	0.02	0.07
Facility consolidation and asset impairment charges	0.08		0.10	0.08	0.23
Pension gain	—		—	—	(0.11)
Impairment of equity method investment	—		0.02	—	0.02
Debt exchange gain	—		—	—	(0.11)
Impairment of publishing assets sold	—		—	—	0.10

Earnings per share (Non-GAAP basis)	$0.52	(a)	$0.44	$1.64	$1.16 (a)

Diluted earnings per share:
Earnings per share (GAAP basis)	$0.42		$0.31	$1.72	$0.94
Discontinued operations	—		—	(0.09)	—
Change in tax status of Medicare subsidy	—		—	0.01	—
Prior year tax reserve adjustments, net	—		—	(0.12)	—
Workforce restructuring and related expenses	0.02		0.01	0.02	0.07
Facility consolidation and asset impairment charges	0.08		0.10	0.08	0.23
Pension gain	—		—	—	(0.11)
Impairment of equity method investment	—		0.02	—	0.02
Debt exchange gain	—		—	—	(0.11)
Impairment of publishing assets sold	—		—	—	0.10

Earnings per share (Non-GAAP basis)	$0.52		$0.43 (a)	$1.62	$1.15 (a)

(a)	Total per share amount does not sum due to rounding.

NON-GAAP FINANCIAL INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars
Operating income prepared in accordance with GAAP includes special items. The tables below reconcile between operating income prepared on a GAAP basis and a non-GAAP basis.
Thirteen weeks ended September 26, 2010

					Consolidated
	Publishing	Digital	Broadcasting	Corporate	Total

Operating income as reported (GAAP basis)	$130,886	$15,728	$66,606	$(12,932)	$200,288
Workforce restructuring and related expenses	7,289	420	379	—	8,088
Facility consolidation and asset impairment charges	2,188	12,535	8,322	—	23,045

Operating income (Non-GAAP basis)	$140,363	$28,683	$75,307	$(12,932)	$231,421

Thirteen weeks ended September 27, 2009

					Consolidated
	Publishing	Digital	Broadcasting	Corporate	Total

Operating income as reported (GAAP basis)	$101,208	$24,646	$43,026	$(13,179)	$155,701
Workforce restructuring and related expenses	2,024	—	242	—	2,266
Facility consolidation and asset impairment charges	32,083	—	7,165	—	39,248

Operating income (Non-GAAP basis)	$135,315	$24,646	$50,433	$(13,179)	$197,215

Thirty-nine weeks ended September 26, 2010

					Consolidated
	Publishing	Digital	Broadcasting	Corporate	Total

Operating income as reported (GAAP basis)	$475,649	$46,571	$213,488	$(45,781)	$689,927
Workforce restructuring and related expenses	7,289	420	379	—	8,088
Facility consolidation and asset impairment charges	2,188	12,535	8,322	—	23,045

Operating income (Non-GAAP basis)	$485,126	$59,526	$222,189	$(45,781)	$721,060

Thirty-nine weeks ended September 27, 2009

					Consolidated
	Publishing	Digital	Broadcasting	Corporate	Total

Operating income as reported (GAAP basis)	$327,977	$41,852	$137,405	$(41,425)	$465,809
Workforce restructuring and related expenses	23,673	—	1,237	—	24,910
Facility consolidation and asset impairment charges	78,367	—	8,272	—	86,639
Pension gain	(39,835)	—	—	—	(39,835)

Operating income (Non-GAAP basis)	$390,182	$41,852	$146,914	$(41,425)	$537,523

NON-GAAP FINANCIAL INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars
“Operating cash flow,” a non-GAAP measure, is defined as operating income plus depreciation, amortization and facility consolidation and asset impairment charges. Management believes that use of this measure allows investors and management to measure, analyze and compare the performance of its business segment operations at a more detailed level and in a meaningful and consistent manner.
A reconciliation of these non-GAAP amounts to the company’s operating income, which the company believes is the most directly comparable financial measure calculated and presented in accordance with GAAP on the company’s consolidated statements of income, follows:
Thirteen weeks ended September 26, 2010

					Consolidated
	Publishing	Digital	Broadcasting	Corporate	Total

Operating cash flow	$166,023	$35,611	$82,834	$(8,992)	$275,476
Less:
Depreciation	(29,463)	(3,384)	(7,692)	(3,940)	(44,479)
Amortization	(3,486)	(3,964)	(214)	—	(7,664)
Facility consolidation and asset impairment charges	(2,188)	(12,535)	(8,322)	—	(23,045)

Operating income as reported (GAAP basis)	$130,886	$15,728	$66,606	$(12,932)	$200,288

Thirteen weeks ended September 27, 2009

					Consolidated
	Publishing	Digital	Broadcasting	Corporate	Total

Operating cash flow	$171,175	$33,250	$58,501	$(9,217)	$253,709
Less:
Depreciation	(34,280)	(4,044)	(8,096)	(3,962)	(50,382)
Amortization	(3,604)	(4,560)	(214)	—	(8,378)
Facility consolidation and asset impairment charges	(32,083)	—	(7,165)	—	(39,248)

Operating income as reported (GAAP basis)	$101,208	$24,646	$43,026	$(13,179)	$155,701

Thirty-nine weeks ended September 26, 2010

					Consolidated
	Publishing	Digital	Broadcasting	Corporate	Total

Operating cash flow	$580,065	$82,495	$246,068	$(33,846)	$874,782
Less:
Depreciation	(91,575)	(10,979)	(23,615)	(11,935)	(138,104)
Amortization	(10,653)	(12,410)	(643)	—	(23,706)
Facility consolidation and asset impairment charges	(2,188)	(12,535)	(8,322)	—	(23,045)

Operating income as reported (GAAP basis)	$475,649	$46,571	$213,488	$(45,781)	$689,927

Thirty-nine weeks ended September 27, 2009

					Consolidated
	Publishing	Digital	Broadcasting	Corporate	Total

Operating cash flow	$525,783	$68,386	$171,150	$(29,360)	$735,959
Less:
Depreciation	(108,681)	(13,160)	(24,830)	(12,065)	(158,736)
Amortization	(10,758)	(13,374)	(643)	—	(24,775)
Facility consolidation and asset impairment charges	(78,367)	—	(8,272)	—	(86,639)

Operating income as reported (GAAP basis)	$327,977	$41,852	$137,405	$(41,425)	$465,809

NON-GAAP FINANCIAL INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars
Operating cash flow represents operating income for each of the company’s business segments plus related depreciation, amortization and facility consolidation and asset impairment charges. These figures include special items. The tables below reconcile between operating cash flow excluding these special items compared to operating income.
Thirteen weeks ended September 26, 2010

					Consolidated
	Publishing	Digital	Broadcasting	Corporate	Total

Operating cash flow excluding special items	$173,312	$36,031	$83,213	$(8,992)	$283,564
Depreciation	(29,463)	(3,384)	(7,692)	(3,940)	(44,479)
Amortization	(3,486)	(3,964)	(214)	—	(7,664)
Facility consolidation and asset impairment charges	(2,188)	(12,535)	(8,322)	—	(23,045)
Workforce restructuring and related expenses	(7,289)	(420)	(379)	—	(8,088)

Operating income as reported (GAAP basis)	$130,886	$15,728	$66,606	$(12,932)	$200,288

Thirteen weeks ended September 27, 2009

					Consolidated
	Publishing	Digital	Broadcasting	Corporate	Total

Operating cash flow excluding special items	$173,199	$33,250	$58,743	$(9,217)	$255,975
Depreciation	(34,280)	(4,044)	(8,096)	(3,962)	(50,382)
Amortization	(3,604)	(4,560)	(214)	—	(8,378)
Facility consolidation and asset impairment charges	(32,083)	—	(7,165)	—	(39,248)
Workforce restructuring and related expenses	(2,024)	—	(242)	—	(2,266)

Operating income as reported (GAAP basis)	$101,208	$24,646	$43,026	$(13,179)	$155,701

Thirty-nine weeks ended September 26, 2010

					Consolidated
	Publishing	Digital	Broadcasting	Corporate	Total

Operating cash flow excluding special items	$587,354	$82,915	$246,447	$(33,846)	$882,870
Depreciation	(91,575)	(10,979)	(23,615)	(11,935)	(138,104)
Amortization	(10,653)	(12,410)	(643)	—	(23,706)
Facility consolidation and asset impairment charges	(2,188)	(12,535)	(8,322)	—	(23,045)
Workforce restructuring and related expenses	(7,289)	(420)	(379)	—	(8,088)

Operating income as reported (GAAP basis)	$475,649	$46,571	$213,488	$(45,781)	$689,927

Thirty-nine weeks ended September 27, 2009

					Consolidated
	Publishing	Digital	Broadcasting	Corporate	Total

Operating cash flow excluding special items	$509,621	$68,386	$172,387	$(29,360)	$721,034
Depreciation	(108,681)	(13,160)	(24,830)	(12,065)	(158,736)
Amortization	(10,758)	(13,374)	(643)	—	(24,775)
Facility consolidation and asset impairment charges	(78,367)	—	(8,272)	—	(86,639)
Workforce restructuring and related expenses	(23,673)	—	(1,237)	—	(24,910)
Pension gain	39,835	—	—	—	39,835

Operating income as reported (GAAP basis)	$327,977	$41,852	$137,405	$(41,425)	$465,809